UNITED STATE
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 2, 2004

The Liberty Corporation

(Exact name of Registrant as Specified in Charter)

South Carolina	1-5846	57-0507055

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 South Main Street, Greenville, SC		29601

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (864) 241-5400

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On November 2, 2004 the Liberty Corporation issued a press release announcing the board of directors declared a regular quarterly dividend of $0.25 per share on its common stock, payable on January 4, 2005, to shareholders of record on December 15, 2004. A copy of that press release is attached as Exhibit 99 (herein incorporated by reference).

Exhibit Index

99 Press release, dated November 2, 2004, issued by The Liberty Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE LIBERTY CORPORATION
	By:	/s/ Martha Williams
		Name:	Martha Williams
November 2, 2004		Title:	Vice President, General Counsel and Secretary